UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2020
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value per share	ULBI	NASDAQ
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

CARES Act Paycheck Protection Program Loan

On April 14, 2020, Ultralife Corporation (the “Company”) entered in a loan agreement (the “Loan Agreement”) with KeyBank National Association (“Lender”) under the terms of which the Lender agreed to make a loan to the Company in an aggregate principal amount of $3,459,278 (“PPP Loan”) pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security (CARES) Act.  The PPP Loan is evidenced by a promissory note (“Note”) containing the terms and conditions for repayment of the PPP Loan.  Subject to the terms of the Note, the PPP Loan bears interest at a fixed rate of one percent (1%) per annum, with the first six months of interest deferred, has an initial term of two years, and is unsecured and guaranteed by the Small Business Administration. The Company will apply to the Lender for forgiveness of the PPP loan, with the amount which may be forgiven equal to the sum of payroll costs, rent obligations and utility payments incurred by the Company during the eight-week period beginning April 16, 2020, calculated in accordance with the terms of the CARES Act.  The Note provides for customary events of default including, among other things, cross-defaults on any other loan with the Lender.  The PPP Loan may be accelerated upon the occurrence of an event of default.  The Lender is agent for the lenders and a lender under the terms of the Company’s current credit agreement, as amended.

The foregoing summary is qualified in its entirety by reference to the Loan Agreement and the Note, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

The Loan Agreement and the Note have been filed to provide investors and security holders with information regarding its terms, provisions, conditions, and covenants and are not intended to provide any other factual information respecting the Company or its subsidiaries. Accordingly, investors and security holders should not rely on the representations and warranties in these documents as characterizations of the actual state of any fact or facts.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

Information contained in Item 1.01 of this report is incorporated by reference under this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Loan Agreement, dated April 14, 2020 by and between Ultralife Corporation and KeyBank National Association
10.2	Note, dated April 14, 2020 made by Ultralife Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2020		ULTRALIFE Corporation

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer